Exhibit 10.2

*** Indicates CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Amendment No. 4

To the A330 Purchase Agreement

Dated as of December 21, 2000

Between

AVSA, S.A.R.L.

And

NORTHWEST AIRLINES, INC.

This Amendment No. 4 (hereinafter referred to as the “Amendment”) is entered into as of December _____, 2003, between AVSA, S.A.R.L., a société à responsabilité limitée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”), and NORTHWEST AIRLINES, INC., a corporation organized and existing under the laws of the State of Minnesota, United States of America, having its principal corporate offices located at 2700 Lone Oak Parkway, Eagan, Minnesota 55121, USA (hereinafter referred to as the “Buyer”).

WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A330 Purchase Agreement, dated as of December 21, 2000, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A330-300 aircraft (the “Aircraft”) which, together with all Exhibits, Appendices and Letter Agreements attached thereto, and as amended by Amendment No.1 dated as of November 26, 2001, Amendment No. 2 dated as of December 20, 2002, and Amendment No. 3 dated as of April 30, 2003, thereto is hereinafter called the “Agreement.”

WHEREAS, the Seller and the Buyer have agreed to certain changes in the delivery schedule of the Converted Firm A330-200 Aircraft.

WHEREAS, capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Amendment. Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.                                   RESCHEDULING

The Buyer and the Seller have agreed to reschedule certain Converted Firm A330-200 Aircraft as follows:

***Converted Firm Aircraft in Amendment No. 2 to the Agreement	***Converted Firm Aircraft in this Amendment
*** 2005 (No. 13)	*** 2004 (No. 13)
*** 2005 (No. 14)	*** 2004 (No. 14)
*** 2005 (No. 15)	*** 2004 (No. 15)

2.                                     DELIVERY

                                                As a consequence of Paragraph 1 above, the delivery schedule in Subclause 9.1 of the Agreement, as amended, is hereby canceled and replaced by the following quoted delivery schedule for Firm Aircraft and Converted Firm A330-200 Aircraft:

QUOTE

Firmly Ordered Aircraft No./Type				Month/Year of Delivery
1/	***	03	13/	***	04
2/	***	03	14/	***	04
3/	***	03	15/	***	04
4/	***	03	16/	***	05
5/	***	03	17/	***	05
6/	***	04	18/	***	05
7/	***	04	19/	***	06
8/	***	04	20/	***	06
9/	***	04	21/	***	07
10/	***	04	22/	***	07
11/	***	04	23/	***	08
12/	***	04	24/	***	08

                                                UNQUOTE

3.                                      LETTER AGREEMENT NO. 8

                                                It is understood and agreed that, with respect to Letter Agreement No. 8 to the Agreement, as amended by Amendment No. 2 to the Agreement, (i) the signature of this Amendment will occasion ***, and (2) the *** referred to in Paragraph 2.4.2.1 of such Letter Agreement No. 8, as amended by such Amendment No. 2, will be *** in such Amendment No. 2, *** in this Amendment.

4.                                     EFFECT OF THE AMENDMENT

The provisions of this Amendment are binding on both parties upon execution hereof. The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

Both parties agree that this Amendment will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of said Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

5.                                   CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Subclause 22.4 of the Agreement.

If the foregoing correctly sets forth our understanding, please indicate your acceptance by signing in the space provide below.

Accepted and Agreed,	Very truly yours,
NORTHWEST AIRLINES, INC.	AVSA, S.A.R.L.

By:	By:

Its:	Its: